July 2021 Investor Presentation

This document contains statements that are, or may be deemed to be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, any financial or other guidance, statements that reflect our current expectations concerning future results and events, and any other statements that are not based solely on historical fact. Forward-looking statements are based on management's expectations, certain assumptions and currently available information. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are based on various assumptions as to future events, the occurrence of which necessarily are subject to uncertainties. These forward-looking statements are made subject to certain risks, uncertainties and other factors, which could cause our actual results, performance or achievements to differ materially from those presented in the forward-looking statements. Examples of factors that may affect future operating results and financial condition include, but are not limited to: the ultimate impact of the COVID-19 pandemic on our business, results of operations or financial condition, changes in the economy generally and in respect to the business in which CTS operates; unanticipated issues in integrating acquisitions; the results of actions to reposition our business; rapid technological change; general market conditions in the transportation, telecommunications, and information technology industries, as well as conditions in the industrial, aerospace and defense, and medical markets; reliance on key customers; unanticipated public health crises, natural disasters or other events; environmental compliance and remediation expenses; the ability to protect our intellectual property; pricing pressures and demand for our products; and risks associated with our international operations, including trade and tariff barriers, exchange rates and political and geopolitical risks. Many of these, and other risks and uncertainties, are discussed in further detail in Item 1A. of our Annual Report on Form 10-K. We undertake no obligation to publicly update our forward-looking statements to reflect new information or events or circumstances that arise after the date hereof, including market or industry changes. Non-GAAP Financial Measures The information included in this presentation includes the non-GAAP financial measures of adjusted EBITDA, adjusted net earnings, adjusted diluted EPS, total debt to capitalization and free cash flow. A reconciliation of each non-GAAP financial measure to its most directly comparable GAAP financial measure is included in the Appendix to this presentation. From time to time, the company may use non-GAAP financial measures, such as those included in this presentation, in discussing its business. The company’s management believes that the foregoing non-GAAP financial measures are commonly used by financial analysts and others in the industries in which we operate, and thus further provides useful information to investors. In addition, the company’s management uses these measures when assessing the performance of the business and for business planning purposes. These non-GAAP financial measures are intended to supplement, not replace, the company’s presentation of its financial results in accordance with U.S. GAAP. 2 Forward Looking Statements

Solid Foundation With Opportunities For Growth 3 Sales/Technical Office Manufacturing Facility Note: Sales by region and end market based on trailing twelve months sales as of June 30, 2021 We aim to be a leading provider of sensing and motion devices as well as connectivity components, enabling an intelligent and seamless world. $495 Million Europe 14% North America 55% Asia 31%

Broad Product Portfolio Around Targeted Strategy 4 Controls Pedals Piezoelectric Products Position Sensors Switches Temperature Sensors Transducers EMI/RFI Filters Frequency Control Products RF Filters Specialty Capacitors Specialty Resistors Piezoelectric Products Rotary Actuators

Transportation 5 Motorcycles Light Vehicles Electric/Hybrid Vehicles Commercial Vehicles/Off-Road Market Sectors Key Customers Relevant Products Accelerator Pedals Position Sensors Temperature Sensors Current Sensors Smart Actuator

Industrial 6 Piezoelectric Components Transducers Sensors & Controls Switches EMI/RFI Filters Temperature Sensors Flow Metering Inkjet Print Heads HVAC Systems Market Sectors Commercial Sonar Key Customers Relevant Products

Medical 7 Piezoelectric Components Sensors & Controls Switches Frequency Control Products EMI/RFI Filters Equipment Control Panel Ultrasonic Imaging Therapeutic Ultrasound Market Sectors Dental Equipment Key Customers Relevant Products

Aero & Defense 8 Piezoelectric Components Transducers RF Filters Temperature Sensors Frequency Control Products Relevant Products Market Sectors Key Customers Sonobuoys Hydrophones Torpedo/Missile Control Airplane Communications

Telecom & IT 9 Piezoelectric Components RF Filters EMI/RFI Filters Frequency Control Products Relevant Products Market Sectors Key Customers Macro Cell Base Stations Small Cell Base Stations Satellite Communication Wireline/ Network Switching

End Markets Growing Mid-Single Digits

Transportation



58%

Industrial



22%

Medical



8%

Aero & Defense



9%

Telecom & IT



2%

	Transportation	Industrial	Medical	Aero & Defense	Telecom & IT
Goal	LV 30-50% CV 10-20%	20-30%	10-20%	5-15%	5-10%
SAM	$3.4B	$2.2B	$0.4B	$0.9B	$1.9B

Note: Sales by end market based on trailing twelve months sales as of June 30, 2021

Transportation
- Actuators – Asia/EU customers
- Inductive Accelerator Pedals
- Current Sensors
- E-Brake
- Other sensors for EV/PHEV

Industrial
- 3D and textile printing
- Applications in flow, level and temperature sensing
- Up-integration into sensors and transducers
- Industrial automation and IOT

Medical
- Medical 3D/4D ultrasound
- HMI control for medical devices
- Wireless pacing and ultrasound-based drug delivery
- Increased temperature sensor needs
- Dental and therapeutic ultrasound applications

Aero & Defense
- Hydrophones for sonar applications
- Military communication
- Up-integration into sensors and transducers
- Penetration into European defense market
- Textured piezo material

Telecom & IT
- 5G infrastructure build out – massive MIMO and small cell deployment
- High-speed wireline networks

Enhancing Sales And Product Management For Organic Growth

CTS

10

11 Strategic M&A Approach Case Study: Successfully Built Ceramic-based Temperature Sensor Growth Platform Temperature sensors for Industrial applications 2019 Position Sensing, Ceramic materials Pre 2019 SAM : $1,900M 2020 Temperature sensors for Medical applications SAM : $1,100M Robust Growth Platform 2021+ SAM: $3B (57% increase)

Sensor Scientific Inc. Acquisition

Company Overview

- Founded in 1983, facilities in Fairfield, NJ and Calamba, Philippines
- Leading designer and manufacturer of thermistors & temperature sensor assemblies for medical and industrial applications
- Broad portfolio of high-quality products, including thermistors (NTC, glass-encapsulated, epoxy-coating), RTDs and thermocouples
- Temperature sensing capabilities range from- 70C to +500C

Acquisition Rationale

- Expands CTS temperature sensing technology platform
- Increases presence in growing medical and industrial end markets
- Expands OEM customer base and enables cross-selling
- Global market opportunity of >$1.1 billion

Products



Thermistors



Thermistor assemblies and probes



RTDs and Thermocouples

Applications



Neonatal applications



Lab freezers



Fluid warmers



Analytical Instruments

Customers

DeRoyal
Improving Care. Improving Business.

Thermo Fisher SCIENTIFIC

3T MEDICAL SYSTEMS

NOVAMEDUSA

Tarry

smiths medical

Honeywell

EMERSON.

cts
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Balanced Capital Deployment Approach 13 Capital Structure Leverage = 1.0x - 2.5x EBITDA Operating Cash Flow Return Capital to Shareholders ~4% of Sales 20-40% of Free Cash Flow 12-15% of Sales 60-80% of Free Cash Flow Growth Acquisitions Investment Dividends & Buybacks

Financial Performance Trend and 2021 Guidance 14 Adjusted Earnings Per Share Sales ($ Millions) $500 $480 $1.90 $1.70 (Using Diluted Shares)

Strong Cash Conversion and Balance Sheet 15 Free Cash Flow ($ Millions) $300 $117 $50 Borrowed Total Facility Low Leverage and Debt to Equity Ratio Solid Pipeline of M&A Targets Disciplined Approach – Strategic Fit, ROIC Note: FCF Conversion = FCF / Adjusted Net Earnings Cash and Debt ($ Millions) FCF FCF Conversion Good Cash Availability for Strategic Acquisitions Note: Cash and Debt balance as of Jun 2021

Pension Plan Settlement Update Plan status on June 30, 2021 Overfunded on cash basis by approximately $57m Unrecognized deferred losses of approximately $101m Plan termination steps in process Lump sum settlement payout completed in Q2 2021 365 participants elected lump sum payout, approximately $36m settled with plan assets Purchase of final annuities – Q3 2021 Expected 2021 impact Non-cash settlement charges, recognized in Other Income/Expense $20.1m in Q2 2021, linked to Lump sum settlement Estimating approximately $101m in Q3 2021, at final annuity purchase Significant impact on GAAP tax in Q2 and at final annuity purchase in Q3 16

Financial Framework 17 Targeting 10% Annual Growth (Organic + Inorganic)

Appendix 18

19 CTS Core Values

($ Millions, except percentages and Adjusted Diluted EPS) 20 Financial Summary Net Sales Adjusted Diluted EPS Operating Cash Flow Total Debt / Capitalization Depreciation and Amortization Adjusted EBITDA Adjusted EBITDA % of Sales Gross Margin Gross Margin % of Sales 2018 $470.5 $1.53 $58.2 11.7% $22.5 $92.1 19.6% $165.0 35.1% 2019 $469.0 $1.45 $64.4 19.7% $24.6 $89.5 19.1% $157.6 33.6% 2020 $424.1 $1.12 $76.8 11.4% $26.7 $77.5 18.3% $139.1 32.8% Q2 YTD 2021 $258.0 $0.98 $38.8 9.9% $13.5 $53.6 20.8% $90.3 35.0%

21 Regulation G Schedules ($ Millions, except percentages) Adjusted EBITDA

22 Regulation G Schedules ($ Millions, except percentages) Adjusted Net Earnings

23 Regulation G Schedules Adjusted Diluted EPS ($ Millions, except percentages) Total Debt to Capitalization

24 Regulation G Schedules ($ Millions) Free Cash Flow